UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2005
Discover Card Master Trust I

(Exact name of registrant as specified in charter)

Delaware	0-23108	51-0020270

(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware	19720

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (302) 323-7434
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Exhibits
SIGNATURES
INDEX TO EXHIBITS
Series Supplement
Credit Anhancement Agreement
Credit Enhancement Agreement

Item 8.01 Other Events
          Series 2005-4. On December 16, 2005, $700,000,000 aggregate principal amount of Series 2005-4 Floating Rate Class A, Subseries 1 Credit Card Pass-Through Certificates, $36,843,000 aggregate principal amount of Series 2005-4 Floating Rate Class B, Subseries 1 Credit Card Pass-Through Certificates, $800,000,000 aggregate principal amount of Series 2005-4 Floating Rate Class A, Subseries 2 Credit Card Pass-Through Certificates and $42,106,000 aggregate principal amount of Series 2005-4 Floating Rate Class B, Subseries 2 Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, and the Series Supplement for Series 2005-4, dated as of December 16, 2005, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.
Item 9.01 Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement between Discover Bank and Morgan Stanley & Co. Incorporated, dated December 9, 2005 (incorporated by reference to Exhibit 1.1 to Discover Card Master Trust I’s Current Report on Form 8-K filed on December 14, 2005).

Exhibit 1.2	Terms Agreement between Discover Bank and Morgan Stanley & Co. Incorporated, dated December 9, 2005 (incorporated by reference to Exhibit 1.2 to Discover Card Master Trust I’s Current Report on Form 8-K filed on December 14, 2005).

Exhibit 4.1	Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee (incorporated by reference to Exhibit 4.2 to Discover Card Master Trust I’s Current Report on Form 8-K filed on October 29, 2004).

Exhibit 4.2	Series Supplement with respect to Series 2005-4 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A, Subseries 1 Certificate, a form of Class B, Subseries 1 Certificate, a form of Class A, Subseries 2 Certificate and a form of Class B, Subseries 2 Certificate, dated as of December 16, 2005.

Exhibit No.	Description
Exhibit 4.3	Credit Enhancement Agreement to Discover Card Master Trust I Series 2005-4, Subseries 1 among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of December 16, 2005.

Exhibit 4.4	Credit Enhancement Agreement to Discover Card Master Trust I Series 2005-4, Subseries 2 among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of December 16, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Card Master Trust I (Registrant)

	By:	Discover Bank (Originator of the Trust)

Date: December 16, 2005		By:	/s/ Michael F. Rickert

Michael F. Rickert Vice President, Chief Accounting Officer and Treasurer

INDEX TO EXHIBITS

Exhibit 1.1	Underwriting Agreement between Discover Bank and Morgan Stanley & Co. Incorporated, dated December 9, 2005 (incorporated by reference to Exhibit 1.1 to Discover Card Master Trust I’s Current Report on Form 8-K filed on December 14, 2005).

Exhibit 1.2	Terms Agreement between Discover Bank and Morgan Stanley & Co. Incorporated, dated December 9, 2005 (incorporated by reference to Exhibit 1.2 to Discover Card Master Trust I’s Current Report on Form 8-K filed on December 14, 2005).

Exhibit 4.1	Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee (incorporated by reference to Exhibit 4.2 to Discover Card Master Trust I’s Current Report on Form 8-K filed on October 29, 2004).

Exhibit 4.2	Series Supplement with respect to Series 2005-4 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A, Subseries 1 Certificate, a form of Class B, Subseries 1 Certificate, a form of Class A, Subseries 2 Certificate and a form of Class B, Subseries 2 Certificate, dated as of December 16, 2005.

Exhibit 4.3	Credit Enhancement Agreement to Discover Card Master Trust I Series 2005-4, Subseries 1 among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of December 16, 2005.

Exhibit 4.4	Credit Enhancement Agreement to Discover Card Master Trust I Series 2005-4, Subseries 2 among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of December 16, 2005.